OWENS CORNING®

INNOVATIONS FOR LIVING™

DELIVERING SOLUTIONS | TRANSFORMING MARKETS | ENHANCING LIVES

CIBC World Markets 2 nd Annual Industrial Conference Mike Thaman, Chairman & CEO-Elect October 2, 2007 Exhibit 99.1

Forward-looking Statement and
Non-GAAP Measures
This presentation contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in these statements.  The forward-looking statements speak as of the date September 28, 2007,and are subject to change. The Company does not undertake any duty to update or revise forward-looking statements.
Further information on factors that could affect the Company's financial and other results is included in the Company's Forms 10-Q and 10-K, filed with the Securities and Exchange Commission. Additional Company information is available on the Owens Corning Web site: www.owenscorning.com.
Certain data included within this presentation contains "non-GAAP financial measures" as defined by the Securities and Exchange Commission. A reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles can be found on our Web site referenced above. Results for 2006 reflect the application of Fresh Start accounting as of October 31, 2006.

Owens Corning At A Glance
• Founded in 1938, an industry leader in
glass fiber insulation, roofing and asphalt,
and glass fiber composite solutions
• 2006 sales: $6.5 billion
• 16,000 employees in 26 countries
• Market capitalization: $3.3 billion
• Diluted shares outstanding: 131.1 million
• Senior debt ratings: Baa3/BBB-
• A Most Admired Company in FORTUNE
magazine’s buildings materials – glass
category for 2007
• FORTUNE 500 company for 53
consecutive years

OWENS CORNING®
INNOVATIONS FOR LIVING™

OWENS CORNING®
INNOVATIONS FOR LIVING™

OWENS CORNING CULTURED STONE®
The Preferred Name In Stone™

OWENS CORNING® Trumbull®
INNOVATIONS FOR LIVING™

OWENS CORNING BASEMENT FINISHING SYSTEM™
NOBODY KNOWS BASEMENTS BETTER™

Market Leadership &
Strong Brand Equity
Leading North American
Market Positions
•
Residential Insulation
•
Commercial & Industrial
Insulation
•
Manufactured Stone Veneer
•
Residential Shingles
•
Roofing Asphalts
Global Leader
•
Glass Fiber Reinforcement
Materials for Composites

Business Segment Overview
(1) Percentages by segment based on revenue of $2.943 B before corporate eliminations
(2) Percentages based on segment results before Chapter 11-related reorganization items, restructuring credits, OCV
Reinforcements transaction costs, gains (losses) related to exit of Home Experts service line, losses related to strategic reviews, and the employee emergence equity program
Adjusted EBIT:
$186 million
(2)
Insulating
Systems
29%
Roofing &
Asphalt
24%
Composite
Solutions
28%
Other Building
Materials & Services
18%
Insulating
Systems
51%
Roofing &
Asphalt
12%
Composite
Solutions
29%
Other Building
Materials & Services
8%
Revenue:
$2.9 billion
(1)
Six Months Ended June 30, 2007

2007:  Noteworthy Achievements
•
Portfolio rebalancing
– Sold Owens Corning’s Siding Solutions Business to Saint-
Gobain for $371 million
– Acquiring Saint-Gobain’s Reinforcement and Composites
business for $640 million
– Sold Fabwel unit for $60 million
– Divesting two glass fiber reinforcement manufacturing
facilities in Battice, Belgium and Birkeland, Norway
– Sold small Composites (continuous filament mat) facility in
Huntingdon, Penn to AGY
•
Share buy back of up to 5% authorized by Board of
Directors
•
Pink Panther™ license-agreement extended to 2021

U.S. & Canada
Residential Repair &
Remodeling
32%
U.S. & Canada
New Residential
Construction
37%
International
13%
U.S. & Canada
Commercial
& Industrial
18%
U.S. & Canada
Residential Repair
& Remodeling
26%
U.S. & Canada
New Residential
Construction
29%
International
23%
U.S. & Canada
Commercial
& Industrial
22%
2006
(1)
Revenue By
End Market
Expected Revenue by End
Market, after Portfolio
Rebalancing
(1)
Rebalancing of End-Use Markets
Source: Management Estimates
(1) Percentages by segment based on revenue of $6.6B before corporate eliminations

DELIVERING SOLUTIONS | TRANSFORMING MARKETS | ENHANCING LIVES

Insulating Systems Business

How Our Products are Used in the Home
Insulation in existing homes saves 48% of the energy that
otherwise would have been consumed
Attic/Flat Ceilings
Cathedral
Ceilings
Interior/
Exterior
Walls
Ductwork
Rigid Foam
Insulated
Concrete Forms
Under Floor
Water Resistant
Membrane
Foam Sheathing
House Wrap

How Our Products are Used Commercially
Insulation in existing commercial buildings saves at least
30% of the total U.S. commercial energy consumption
Insulation for Noise Control
And Thermal Protection in
Interior & Exterior Walls
Owens Corning
Duct Solutions
Pipe
Insulation
Metal Building
Insulation
Foam
Sheathing

2006 Insulating Systems
Revenue by End Market
U.S. & Canada
New Residential
Construction
60%
U.S. & Canada
Repair & Remodeling
13%
U.S. & Canada
Commercial & Industrial
19%
International
8%
Owens Corning has leading share of the
North American fiberglass insulation market
Source: Management Estimates

12 Insulating Systems Financial Overview Sales EBIT Margin as % of Sales 500 1,000 1,500 2,000 $2,500 2003 2004 2005 2006 LTM- 6/30/07 0% 5% 10% 15% 20% 25%

Strategies for Success • Leading through the cycle • Grow the North American market • Global expansion

OWENS CORNING

INNOVATIONS FOR LIVING™

DELIVERING SOLUTIONS | TRANSFORMING MARKETS | ENHANCING LIVES

Composite Solutions Business

Diverse Industry Markets
Key drivers in major markets:
•
Low cost, lightweight transportation
•
High strength and durable
infrastructure
•
Affordable and renewable energy
•
Smaller, more functional electronics
•
Aesthetically pleasing,
low-maintenance housing
Source: Owens Corning 2005 Global Market Analysis
Infrastructure
13%
Consumer
14%
Electronics
11%
Transportation
11%
Marine
5%
Aerospace
& Defense
2%
Construction
24%
Automotive
20%
Global Composites Markets

Composite Solutions
Estimated Revenue by End Market,
after Portfolio Rebalancing
1,250
1,300
1,350
1,400
1,450
1,500
1,550
1,600
1,650
2004 2005 2006 LTM-
6/30/07
0%
4%
8%
12%
Financial Performance ($MM)*
Sales
EBIT Margin as % of Sales
*Excludes gains from the sale of metal ($37 million LTM, $45 million in 2006, $7 million in 2005), Source: Owens Corning 2006 10K and 2007 10Q1
Source: Management Estimates, based on Pro Forma 2006 for full year of operations
U.S. & Canada
Commercial & Industrial
26%
U.S. & Canada
Residential
Repair
& Remodeling
8%
U.S. & Canada
New Residential
Construction
3%
International
63%

Acquisition of Saint-Gobain’s Reinforcement &
Composites Business
• Accelerates Owens Corning’s global growth strategy
• Further establishes Owens Corning’s presence in fast-growing international markets – while reducing reliance on U.S. housing starts
• Annual pre-tax cost synergies of more than $100 million expected by fourth full year after close
• Acquisition funded by divestiture proceeds, cash on hand, cash flow from operations and existing credit facility
• Transaction expected to close during the fourth quarter of 2007

Roofing & Asphalt

Premium Roofing Shingles

Accessories

Processed Asphalt

Roofing and Asphalt – Our Products
•
Shingle coating
•
Commercial
roofing
•
Waterproofing
•
Industrial and
specialty applications
•
Hip & ridge shingles
•
Ventilation products
•
WeatherLock
®
underlayment
•
Starter strip shingles
•
Strips
•
Laminates
•
Heavyweight
laminates

Our Markets
2006 R&A Revenue by End Market
U.S. & Canada
Commercial & Industrial
11%
U.S. & Canada
New
Residential
Construction
25%
U.S. & Canada
Residential
Repair & Remodeling
64%
Source: Management Estimates

21 Roofing & Asphalt Financial Overview Financial performance ($MM) Sales EBIT Margin as % of Sales 500 1,000 1,500 2,000 2003 2004 2005 2006 LTM - 6/30/07 0% 2% 4% 6% 8% 10%

Strategic Priorities
•
Growth through innovation
– Aesthetics, ease of application, performance
•
Margin enhancement
– Product mix
– Productivity
•
Return on invested capital
– Laminate shingles
– Accessories
A market-leading business

Other Building Materials & Services
Estimated Revenue by End Market, after
Portfolio Rebalancing
200
400
600
800
1,000
1,200
$1,400
2003 2004 2005 2006 LTM-
6/30/07
0%
2%
4%
6%
8%
10%
•
Manufactured Stone Veneer
•
Vinyl Siding, Norandex/Reynolds Distribution
(Exited this business Q3 2007 with sale to Saint-Gobain)
•
Owens Corning Franchising
(Q4 2006 Exited
HOMExperts®)
•Basement finishing
•SunSuites®
Financial performance ($MM)
Sales EBIT Margin as % of Sales
Source: Management Estimates
U.S. & Canada
New
Residential
Construction
50%
U.S. & Canada
Residential Repair
& Remodeling
26%
U.S. & Canada
Commercial &
Industrial
21%
International
3%

Financial Guidance & Strategies

Financial Strategies
•
Financial performance and discipline
– Strong operational Cash Flow to foster growth and innovation
– Continued focus on Return on Net Assets in excess of
Cost of Capital
•
Balanced use of Free Cash Flow
– Maintain strong balance sheet and sustain investment-grade credit profile
– Invest maintenance capital – estimated at 80% of depreciation
– Invest remainder of depreciation to improve and grow operations
– Focused and disciplined organic growth and acquisitions
– Support shareholder returns

Guidance for 2007
•
August 1, reaffirmed earlier guidance of 2007 adjusted EBIT to exceed $415 million, based on 1.425 million housing starts
•
2007 Q3 results announced Thursday, November 1, guidance will be updated
•
Estimated effective tax rate 34%
•
Significant tax shields upon emergence from asbestos-related
Chapter 11 in 2006, with approximately $3.1 billion of net operating losses
•
Estimated cash tax rate 10-15%
•
Depreciation and amortization approximately $310 million
•
Guidance does not yet include the impact of the composites
acquisition or asset sales

Questions & Discussion THE PINK PANTHER™ & © 1964-2007 Metro-Goldwyn-Mayer Studios Inc. All Rights Reserved. The color PINK is a registered trademark of Owens Corning. ©2007 Owens Corning

OWENS CORNING®
INNOVATIONS FOR LIVING™

DELIVERING SOLUTIONS | TRANSFORMING MARKETS | ENHANCING LIVES

Appendix

Balance Sheet Snapshot and Credit
Statistics
2.30 2.72 Debt/Adjusted LTM EBITDA
35% 36% Debt/Total Capitalization
1,058 745 Total Liquidity (2)
5,632 5,895 Total Capitalization
3,686 3,775 Shareholder Equity
1,946 2,120 Total Debt
$          282 $         135 Cash
December 31,
2006 (1)
June 30,
2007
(MM)
Owens Corning
(1) December 2006 balance sheet adjusted for January Distribution to 524(g) Trust
(2) Unused portion of the $1 billion revolving credit facility and cash on hand as of March 31, 2007

Sales ($MM)
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

30 Owens Corning Annual Sales 1987 - 2006 0 1000 2000 3000 4000 5000 6000 7000 Year

2006 At A Glance
• Record sales of $6.5 billion, up 2.2% over 2005
• Adjusted EBIT of $569 million, up 4.6% compared
with $544 million in 2005
• Gross margin as a percent of sales, excluding
Fresh-Start Accounting and other restructuring
charges, 17.5% compared with 18.3% in 2005
• SG&A 8.3%, compared with 8.9% in 2005

Reconciliation of 2006 Adjusted to
Reported EBIT ($MM)
2006 Earnings Before Interest & Taxes (EBIT)             $433
Adjustments to remove items impacting comparability
Provision for Asbestos Litigation
($13)
C-11 Related Reorganization Items
$55
Other Items
1
$94
Total Adjustments $136
2006 Adjusted EBIT $569
2006 Depreciation and Amortiation
2
$278
1
Includes the impact of inventory write-up of  $44MM; write-off of in-process R&D of $21MM;
restructuring activities of  $55MM; gain on sale of  metals of ($45MM); and other of  $19MM
2
Includes $21MM write-off of in-process R&D

Reconciliation of Q1 2007 Adjusted to
Reported EBIT ($MM)
Q1 2007 EBIT $33
Adjustments to remove items impacting comparability
Chapter 11 related reorganization items
$3
Restructuring credits and other credits
($2)
Employee emergence equity program
$8
OCV Reinforcements joint venture transaction costs
$11
Losses resulting from exiting HOMExperts service line
$8
Total Adjustments $28
Q1 2007 Adjusted EBIT $61
Q1 2007 Depreciation and Amortization $77

Reconciliation of Q2 2007 Adjusted to
Reported EBIT ($MM)
Q2 2007 EBIT $78
Adjustments to remove items impacting comparability
OCV Reinforcements transaction costs
$7
Losses (Gains) related to the exit of our HOMExperts
service line
($1)
Losses related to strategic reviews
$12
Employee emergence equity program
$12
Total Adjustments $30
Q2 2007 Adjusted EBIT $108
Q2 2007 Depreciation and Amortization $81